SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

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IWT TESORO CORPORATION (Name of Registrant As Specified In Its Charter)
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IWT TESORO CORPORATION
191 POST ROAD WEST, SUITE 10
WESTPORT, CT 06880

Dear Shareholder:

        The Annual Meeting of Shareholders of IWT Tesoro Corporation will be held on March 29, 2003, at 10:30 a.m., Eastern time, at The Hyatt Grand Cypress Resort, One N. Jacaranda, Orlando, Florida to Tesoro's holders of record on February 15, 2003 of shares of its Common Stock. Regulation 14C of the Securities Exchange Act of 1934, as amended, requires that we furnish this Information Statement to our Shareholders.

        This Information Statement is being delivered in connection with, and includes materials relating to:

  •
  The election of Directors to serve until the next annual shareholders' meeting, and

  •
  The ratification of Sewell and Company as our independent Certified Public Accountants.

        The Board of Directors of the Company and Shareholders, in the aggregate, holding approximately 89% of our outstanding Common Stock as of February 15, 2003 carefully considered these proposals and concluded that approving each proposal is in the best interests of Tesoro and its Shareholders. Each of these proposals will be subject to the vote of our Shareholders in the meeting to be held on March 29, 2003.

By Order of the Board of Directors

HENRY J. BOUCHER, JR. President

Westport, Connecticut
March 6, 2003

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

IWT TESORO CORPORATION
191 POST ROAD WEST, SUITE 10
WESTPORT, CT 06880

March 6, 2003

INFORMATION STATEMENT

        This Information Statement contains information about the Annual Meeting of the Shareholders of IWT Tesoro Corporation, a Nevada corporation ("Tesoro" or the "Company") to be held on March 29, 2003 at 10:30a.m. Eastern time at The Hyatt Grand Cypress Resort, One North Jacaranda, Orlando, Florida 32836 (the "Meeting"). This Information Statement is being mailed to our shareholders on or about March 6, 2003 to those persons who were Tesoro's shareholders as of February 15, 2003 (the "Record Date"). We have authorized Common Stock and Preferred Stock. However, our Common Stock is currently our only outstanding class. At the Meeting, Shareholders will vote on the following two proposals (the "Proposals"):

  •
  To elect Directors to serve until the next annual shareholders' meeting, and

  •
  To ratify Sewell and Company as our independent Certified Public Accountants.

        The Tesoro Board of Directors carefully considered these proposals and concluded that approving each proposal is in the best interests of the Company and its Shareholders.

  Who May Vote at the Meeting?

        Only shareholders of record at the close of business on February 15, 2003 may vote at the meeting.

  How Many Shares of Tesoro Common Stock were Outstanding as of the Record Date?

        As of February 15, 2003, our Record Date, 11,068,934 shares of our Common Stock were issued and outstanding. Each share of Common Stock owned entitles the holder to one vote for each one share so held. In addition, no shares of Tesoro's preferred stock were issued and outstanding as of our Record Date. A list of Shareholders entitled to vote will be available at our executive offices at 191 Post Road West, Suite 10, Westport, CT 06880.

  How many Shares are needed to constitute a Quorum at the meeting?

        Shareholders holding at least a majority of the voting power are necessary to constitute a quorum at the Meeting. However, the Shareholders present at the Meeting may adjourn the meeting despite the absence of a quorum.

  What Vote Is Required to Approve Each of the Proposals?

        Pursuant to Tesoro's Bylaws, a plurality of the outstanding shares of voting capital stock entitled to vote is required to elect Directors to Tesoro's Board. According to Tesoro's Bylaws, the Proposal to ratify Sewell and Company as our independent Certified Public Accountants is approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast in opposition of the Proposal.

  When is this Information Statement Being Sent?

        The date on which this Information Statement is intended to be sent to the Shareholders is on or about March 6, 2003. We are required to send this Information Statement at least 20 calendar days prior to the earliest date in which the corporate action may be taken. We expect that each of the Proposals will be effective on or about March 29, 2003, which is the date of the Meeting.

  Why Isn't Tesoro Required to Solicit Votes for the Proposals?

        In order to eliminate the costs and management time involved in holding a special meeting and effecting each of the Proposals as early as possible, to accomplish Tesoro's purposes as we describe below, our Board of Directors has approved and recommended each of the Proposals and a majority in interest of Tesoro Shareholders have voted by written consent to approve each of the Proposals. The written consent will be effective as of the date of the Annual Meeting.

How Many Shares are Currently Required to Effect the Written Consent?

        A minimum of 5,534,468 shares of our Company Stock, which represents a majority in interest of our outstanding Common Stock, as of the Record Date, is required to affect a written consent.

        As of the Record Date, nine Shareholders (the "Consenting Shareholders") holding, in the aggregate, 9,902,500 shares of Company Stock (which represents approximately 89% of our outstanding Common Stock as of the Record Date), have executed a written consent in favor of each of the Proposals that will be effective 20 days following the mailing of this Information Statement. The Consenting Shareholders include, among others, each of our current Directors and Officers. The actually holdings of each of these people can be found under the heading "Outstanding Voting Stock of Tesoro."

  When Will Each of the Proposals Become Effective?

        Under federal securities laws, none of the Proposals are effective until at least 20 days after mailing this Information Statement. We are mailing this Information Statement on or about March 6, 2003 and will hold our annual meeting on or about March 29, 2003.

        On January 23, 2003, all the members of our Board of Directors and effective February 17, 2003, the Consenting Shareholders approved each of the Proposals, effective as of March 29, 2003, which is the date of the Annual Meeting.

  How Can Shareholders Participate in the Meeting?

        Each shareholder of record as of the Record Date can participate in the Meeting personally or through another person or persons designated to act for such shareholder by proxy.

  What Benefits Will Our Directors Receive By Recommending Each of the Proposals?

        Since our Directors currently hold approximately 89% of Tesoro's outstanding Company Stock, our Directors can generally approve most shareholder proposals without seeking additional votes from other Tesoro Shareholders. Our Directors have a fiduciary obligation to vote in our Shareholders' best interest.

        On January 23, 2003, the members of our Board of Directors adopted each of the Proposals. Our Board of Directors does not believe that any of the Proposals will personally benefit any Director.

  How Will Our Shareholders Know When the Proposals are Effective?

        Those Shareholders that attend the Meeting will be notified then of the effectiveness of the Proposals. In addition, we will notify our Shareholders of the effective dates of each of the Proposals described in this Information Statement when we distribute our next Quarterly Report on Form 10-QSB.

  Who will Pay for the Costs Associated with this Information Statement?

        We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Tesoro will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Tesoro's Common Stock.

  Where are Our Executive Offices Located?

        Our principal executive offices are located at 191 Post Road West, Suite 10, Westport, CT 06880 and our telephone number is (203) 221-2770.

  No additional action is required by our Shareholders in connection with any of these Proposals. However, Section 14(c) of the Exchange Act requires the mailing to our Shareholders of the information set forth in this Information Statement at least twenty days prior to the earliest date on which the corporate action may be taken.

OUTSTANDING VOTING STOCK OF TESORO

        The following table sets forth, as of February 21, 2003, the shares of Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors and Nominees for Directors, (iii) all Executive Officers, Directors and Nominees for Director as a group, (iv) each person known by us to be the beneficial owner of more than five percent of our Common Stock. "Beneficial Ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you hold it indirectly (though a relationship, a position as a director or trustee, or a contract or understanding), or have (or share the power to vote the stock or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers, Directors and Nominees for Directors listed have sole voting and investment power over his or its shares. As of February 15, 2003, there were 11,068,934 shares of Company Stock issued and outstanding (no shares of Preferred Stock were issued and outstanding) and approximately 141 holders of record.

Name(1)	Current Title	Shares Beneficially Owned		Percent of Class
Henry J. Boucher, Jr.	Chairman, Nominee, Director, President, Chief Executive Officer, Interim Chief Financial Officer, Chairman, Director, IWT Tesoro International Ltd., Director, IWT Tesoro Transport, Inc.(2)	785,500		7.1%
James R. Edwards (1)(3)(4)	Director, Nominee	40,000	(5)	*
James Lafond (1)(6)	Director, Nominee	15,000	(7)	*
Carl G. Anderson, Jr. (1)(4)(6)	Director, Nominee	15,000	(7)	*
Allen G. Rosenberg (1)(3)	Director, Nominee	15,000	(7)	*
Paul F. Boucher (1)	Director, Nominee, President, International Wholesale Tile, Inc., Director, IWT Tesoro International Ltd.(2)	3,063,333	(8)	27%
Forrest Jordan (1)	Director, Nominee, Vice President, Treasurer and Secretary International Wholesale Tile, Inc., Director, IWT Tesoro International,Ltd.(2)	3,033,333		27%
Grey Perna (1)	Director, Nominee, Vice President, International Wholesale Tile, Inc., President, Director, IWT Tesoro International,Ltd.(2)	3,012,000	(09)	27%
Robert B. Rogers(6)	Director, Nominee	10,000		*
All Current Officers, Directors and Nominees for Director; as a Group (nine persons)		9,922,500		89.5%

*
Less than 1%.

(1)
The address for each of Tesoro's Directors, Nominees for Directors and Executive Officers is 191 Post Road West, Suite 10, Westport, CT 06880.

(2)
International Wholesale Tile, Inc. ("IWT"), IWT Tesoro International, Ltd. ("International") and IWT Tesoro Transport, Inc. ("Transport") are wholly owned subsidiaries of Tesoro.

(3)
Member of the Compensation Committee.

(4)
Member of the Nominating and Governing Committee.

(5)
Includes 5,000 incentive stock options, which are currently vested and which are exercisable at $3.00 per share through November 22, 2012. Also include warrants to purchase up to 15,000 shares at $3.00 per share through January 7, 2008.

(6)
Member of the Audit Committee.

(7)
Includes 5,000 incentive stock options, which are currently vested and which are exercisable at $3.00 per share through November 22, 2012.

(8)
Includes 30,000 shares held by Mr. Boucher's minor children.

(9)
Includes 12,000 shares held by Mr. Perna's wife.

PROPOSAL NO. 1:
TO ELECT NINE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

MANAGEMENT

        Below are our Executive Officers, Directors and Nominees for Directors as of February 17, 2003:

Name	Age	Position
Henry J. Boucher, Jr.	55	Chairman, President, Chief Executive Officer, Director, IWT Tesoro International Ltd. And IWT Tesoro Transport, Inc. Nominee
James R. Edwards	51	Director, Secretary, Nominee
James Lafond	60	Director, Nominee
Carl G. Anderson, Jr.	58	Director, Nominee
Allen G. Rosenberg	55	Director, Nominee
Paul F. Boucher	44	Director, Senior Vice President, President, International Wholesale Tile, Inc., Director, IWT Tesoro International Ltd. Nominee
Forrest Jordan	55	Director, Senior Vice President, Vice President, Secretary and Treasurer, International Wholesale Tile, Inc., Director, IWT Tesoro International Ltd., Nominee
Grey Perna	46	Director, Senior Vice President, Vice President, International Wholesale Tile, Inc., President and Director, IWT Tesoro International Ltd., Nominee
Robert B. Rogers	67	Director, Nominee

        Henry J. Boucher, Jr.    Mr. Boucher has served as President and as a Director of Tesoro since December 29, 2001 and as its Chairman and Chief Executive Officer since November 2002. He is also a Director of IWT Tesoro International, Ltd. (International) and IWT Tesoro Transport, Inc. (Transport), two wholly-owned subsidiaries of Tesoro. Mr. Boucher is the President and a Director of Borough Corporation, an inactive company. He received his M.S. in economics from South Dakota State University in 1972. From 1992 to June 1999, he was a Vice President of Mercer Management Consulting, a subsidiary of Marsh McLennan, an insurance brokerage firm. Prior to joining Mercer, Mr. Boucher was a partner with the accounting firm of Coopers and Lybrand (now PriceWaterhouse Coopers). From June 1999 to July 2000, Mr. Boucher was a partner with Arthur Andersen. He joined Business Edge Solutions, a technology consulting firm serving the financial services industry with e-commerce packaged solutions, where he was a Vice President until December 2000. From January 2001, Mr. Boucher has been a principal of Mentus Consulting LLC, consulting firm providing process improvement support services to a wide range of companies and industries.

        James R. Edwards.    Mr. Edwards has served as Secretary of Tesoro since November 2002 and as a Director of Tesoro since April 20, 2002. He has been the Vice President, General Counsel and Secretary of Wireless Knowledge, Inc., a telecommunications company since March 2002. From April 2000 to March 2002, he served as the Vice President, General Counsel and Secretary and Vice President of Finance & Administrative for Vapotronics, Inc., a medical device company. From

March 1987 to April 2000, he was the Vice President, General Counsel and Secretary of General Atomics, a high-technology research and development company.

        James Lafond.    Mr. Lafond has served as a Director of Tesoro since October 24, 2002. Through September 30, 2002, he served as PricewaterhouseCooper's Area Managing Partner for the Greater Washington Area, which encompasses client service offices in Washington, D.C., Maryland and Virginia. In this role, Jim had oversight responsibility for all of the Firm's lines of service, marketing and operations in metropolitan Washington, D.C. Over the course of his career, Jim has led PWC's National Business Development and Industry Specialization functions, served as U.S. leader of the Marketing and Sales functions, and as Director of National Emerging Business Services, providing financial and tax advice to entrepreneurs and growing companies. Jim was admitted as a General Practice Partner in 1974 in Massachusetts, moved to New York in 1984, Florida in 1992 and to the Greater Washington area in late 1994.

        Carl G. Anderson, Jr.    Mr. Anderson has served as a Director of Tesoro since October 28, 2002. Mr. Anderson is Vice Chairman of the Board and General Manager of Arrow International Inc., a $300 million critical care medical device business located in Reading, Pennsylvania since 2002. Between May 1997 and 2002, he was the President and Chief Executive Officer of ABC School Supply, a $50 million supplier of materials and equipment for public and private schools. Prior to joining ABC School Supply, Mr. Anderson served as Vice President and General Manager of the Retail Consumer Products Division of James River Corporation since August 1994. He also served as Vice President of Marketing for James River Corporation from May 1992 to August 1994. He was a marketing executive at Procter & Gamble from 1972 to 1984 and Vice President and General Manager at Nestle Foods Corporation in Purchase, New York from 1984 to 1992. Mr. Anderson serves as a Director of Arrow International, Inc. He served as a Director of the J.B. Williams Company, Inc., a manufacturer of consumer products, until the company was sold in October 2002, and a Director of ABC School Supply until the company was sold in August 2002. He also serves as a trustee of Lafayette College. Mr. Anderson graduated from Lehigh University Graduate School of Business Administration in 1972 and Lafayette College in 1967.

        Allen G. Rosenberg.    Mr. Rosenberg has served as a Director of Tesoro since November 7, 2002. He co-founded Marke Communications Inc. in 1979. Marke Communications is a direct response agency specializing in marketing and graphic arts productions.

        Paul F. Boucher.    Mr. Boucher has served as a Senior Vice President of Tesoro since November 2002 and as a Director of Tesoro since October 1, 2002. Mr. Boucher has been the President of IWT since April 1994 and in particular, focuses on IWT's operations. He is also a Director of IWT and International.

        Forrest Jordan.    Mr. Jordan has served as a Senior Vice President of Tesoro since November 2002 and as a Director of the Company since October 1, 2002. Mr. Jordan has served as a Vice President, Secretary and Treasurer of IWT since April of 1994. He also serves as IWT "s sales manager. He is also a Director of IWT and International.

        Grey Perna.    Mr. Perna has served as a Senior Vice President of the Company since November 2002 and as a Director of the Company since October 1, 2002. He has served as a Vice President of Tesoro since January of 1997. He also serves as IWT's marketing manager. He is also the President and a Director of International and a Director of IWT.

        Robert B. Rogers.    Mr. Rogers has served as a Director of Tesoro since January 2003, Since March 1999, Mr. Rogers has served as the Chairman Emeritus of the Ewing Marion Kauffman Foundation. He became president of the Foundation in April 1990 and in September 1993 was named chairman of the Board of its Directors. He remained as president of the Foundation until July 1997, when he assumed chairman duties full time. Between 1967 and 1971, Mr. Rogers served in a variety of middle management positions for Trans World Airlines (TWA) in New York and in Kansas City. After leaving TWA, Rogers joined the Kansas City financial services firm of Waddell and Reed, where he was corporate controller until 1974. From there, Rogers became chief financial officer of Gateway Sporting Goods until he joined Marion Laboratories in 1975 as corporate controller. A wide range of positions, including vice president of information systems and controls, vice president of financial controls, vice president of community affairs and finally president of the Marion Foundation, marked Roger's tenure at Marion. Mr. Rogers is also a Certified Public Accountant.

        Paul Boucher and Henry J. Boucher, Jr. are brothers.

NOMINEES FOR DIRECTORS

        Each Director is elected at the Company's Annual Meeting of Shareholders and holds office until the next Annual Meeting of Shareholders, or until the successors are elected and qualified. All the nominees for Directors are currently Directors of the Company. The bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next Annual Meeting of Shareholders or until his successor is elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contracts, at the discretion of the Board. The officers of the Company devote full time to the business of the Company.

        Upon the election of the proposed slate of Directors, a majority of the members of Tesoro's Board of Directors will be independent.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        On November 22, 2002 the Board of Directors formed an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. On January 23, 2003, upon the recommendation of each of the committees, Tesoro's Board of Directors adopted the Audit Committee Charter, the Compensation Committee Charter and the Nominating and Governance Committee Charter. These charters are included in this Information Statement as Appendix "A", Appendix "B" and Appendix "C", respectively. Following the election of the slate of Directors, each of committee members noted below will continue to serve as members of such committees.

        The Board of Directors of the Company had six meetings during the fiscal year ended December 31, 2002. All but two of the Directors then in office attended 100% of the meetings of the Board held during the fiscal year ended December 31, 2002.

Audit Committee

        The members of the Audit Committee are James Lafond, Chairman, Carl G. Anderson, Jr. and Robert B. Rogers and two meetings of the Audit Committee have been held to date. Each of the members of the Audit Committee possess the required level of financial literacy and at least one member of the Committee meets the current standards of requisite financial management expertise required by applicable rules and regulations. Additionally, each of the members of this Committee meets the appropriate tests for independence. The members of the Audit Committee have no relationship to Tesoro or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        The Audit Committee reviews the planned scope and results of audits, considers any recommendations the auditors may make with respect to Tesoro's internal controls and procedures, oversees any responses made to such recommendations and reviews certain filings with the SEC. The Company's auditors report directly to the Audit Committee.

        The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of the officers' certification with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

        The Audit Committee's formal written charter specifies:

  •
  The Audit Committee's membership;

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  Its rules and procedures;

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  Its authority and responsibilities;

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  The outside auditor's accountability to the Board and Audit Committee, and

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  The Audit Committee's responsibility to oversee the independence of the outside auditor.

        The Audit Committee Report follows the descriptions of Tesoro's committees.

Compensation Committee

        The members of the Compensation Committee are James Edwards, Chairman, and Allen G. Rosenberg and one meeting has been held to date. Additionally, each of the members of this Committee meets the appropriate tests for independence. The members of the Compensation Committee have no relationship to Tesoro or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        The purpose of the Compensation Committee is discharge the Board's responsibilities relating to (1) compensation of the Company's executives, (2) equity-based compensation plans, including, without limitation, stock option and restricted stock plans, in which officers or employees may participate, and (3) arrangements with executive officers relating to their employment relationships with the Company including employment agreements, severance agreements, supplemental pension or savings arrangements, change in control agreements and restrictive covenants. The Compensation Committee has overall responsibility for approving and evaluating our executive officer compensation plans, policies and programs.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement and assisting in the preparation of certain information to be included in other periodic reports filed with the Securities and Exchange Commission.

        The Compensation Committee's formal written charter specifies:

  •
  The Compensation Committee's membership;

  •
  Its rules and procedures; and

  •
  Its authority and responsibilities;

Nominating and Governance Committee

        The members of the Nominating and Governance Committee are Carl G. Anderson, Jr. as Chairman, and James Edwards and one meeting of the Nominating and Governance Committee have been held to date. Additionally, each of the members of this committee meet the appropriate tests for independence. The members of the Nominating and Governance Committee have no relationship to Tesoro or any of its subsidiaries or affiliates that may interfere with the exercise of their independence from management and the Company.

        The Nominating and Governance Committee is responsible for selecting those individuals who stand for election to our Board of Directors and to consider all reasonable comments from Shareholders regarding proposed nominees for Directors, as well as nominations for Board members recommended by Shareholders. The committee also oversees the evaluation of the Board and management and develops and recommends to the Board a set of Corporate Governance guidelines. In addition, the Compensation Committee oversees, reviews and approves all of the Company's ERISA and other employee benefit plans.

        Like the Compensation Committee, the Nominating and Governance's formal written charter specifies:

  •
  The Compensation Committee's membership;

  •
  Its rules and procedures; and

  •
  Its authority and responsibilities;

AUDIT COMMITTEE REPORT

        The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements, (ii) the compliance with legal and regulatory requirements, (ii) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors. The Board of Directors, in its business judgment, has determined that each current member of the Committee is "independent", as required by applicable listing standards of the Sarbanes-Oxley Act of 2002 and applicable SEC rules. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee acts in accordance with a written charter adopted by the Board of Directors. The Committee reviews this charter annually.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements and unaudited quarterly financial statements with management and the independent auditors including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, currently in effect, and has discussed with the auditors the auditors' independence from the Company and its management, and reviewed and approved the compatibility of non-audit services provided by Sewell and Company and approved the fees paid to them for the 2002 fiscal year.

        The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's systems of internal control, and the overall quality of the Company's financial reporting. The Audit Committee reviewed the Company's internal controls with the Company's independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, met with management and the auditors prior to the filing of officers' certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

        It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company and may not be, and may not represent themselves to be, or to serve as, accountants or auditors by profession. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants.

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission. The Committee has also recommended to the Company's shareholders the re-appointment of Sewell and Company as Tesoro's independent auditors for the 2003 fiscal year.

James Lafond, Chairman
Carl Anderson
Robert Rogers

Corporate Governance.

        Our Board has also adopted "Principles of Corporate Governance," a copy of which is attached as Appendix "D". These principles include the standards for our Board and management, which, include other things,:

  •
  Requires an ethical Board, Chief Executive Officer and management;

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  Sets forth our Directors' and committee members' qualification standards and responsibilities;

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  Describes our management's responsibilities to new Board members;

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  Enumerates the guidelines for our Board's compensation;

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  Provide for access to our management and independent advisors; and

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  Address succession planning for senior management.

        A copy of our Corporate Governance guidelines is attached to this Information Statement as Appendix "D".

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Executive Officers, Directors and 10% Shareholders to file reports regarding initial ownership and changes in ownership with the SEC. Executive Officers, Directors, and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our Executive Officers, Directors and 10% shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities, (ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership.

        Based on information provided to the Company, through January 31, 2003, all required filings have been made with the following exceptions: (1) 161 and River Road, LLC, a former controlling shareholder, was delinquent in filing its initial Form 3, which was due in February 2002, but which was filed in September 2002; (2) Baseball Cathedral, LLC, a former controlling shareholder, was delinquent in filing its initial Form 3, which was due in February 2002, but which was filed in September 2002; (3) Henry J. Boucher, Jr., the Company's President, Interim Chief Financial Officer and Chairman, was delinquent in filing his initial Form 3 due in January 2002 and a Form 4 due in February 2002 and a Form 4 due in June 2002, but all of which were filed in September 2002; (4) James Edwards, a Director of the Company, was delinquent in filing his initial Form 3 due in May 2002 but which was filed in September 2002; and Mentus Consulting LLC, a former controlling shareholder, was delinquent in filing its initial Form 3 due in April 2002 and a Form 4 due in June 2002, both of which were filed in September 2002.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

							Long-Term Compensation
		Annual Compensation					Awards			Payouts
Name and Principal Position	Year	Salary		Bonus ($)	Other Annual Compensation ($)		Restricted Stock Awards ($)	Options/ SARs		LTP Payouts ($)	All Other Compensation
Henry J. Boucher, Jr., Chairman, Director, President, Chief Executive Officer (1)	2002	$120,000		-0-	-0-			100,000	(3)	-0-	-0-
Paul F. Boucher, Director, Senior Vice President, President, International Wholesale Tile, Inc. (2)	2002	$63,250	(4)	-0-	$10,829.25	(5)		100,000	(3)	-0-	-0-
Forrest Jordan, Director, Senior Vice President, Vice President, Treasurer and Secretary, International Wholesale Tile, Inc. (2)	2002	$63,250	(4)	-0-	$12,902.64	(6)		100,000	(3)	-0-	-0-
Grey Perna, Director, Senior Vice President, Vice President, International Wholesale Tile, Inc. (2)	2002	$63,250	(4)	-0-	$12,014.07	(7)		100,000	(3)	-0-	-0-

(1)
Mr. Boucher had signed a Salary Deferral Agreement with Tesoro, which was terminated by Tesoro's Board, with Mr. Boucher abstaining.

(2)
International Wholesale Tile, Inc. is a wholly owned subsidiary of Tesoro and was acquired by Tesoro in October 2002.

(3)
These incentive stock options were granted as of November 23, 2002. The options are for ten years and their exercise price is $3.00 per share. The options vest as follows: (a) 33% at such time as our Common Stock commences trading on the Over-The-Counter (OTC) Bulletin Board (or equivalent), (b) 33% at such time as Tesoro attains no less than a $50.0 million market cap for ten consecutive trading days, and (c) 34% when Tesoro achieves its 2003 revenue and profit targets, as approved by Tesoro's Board of Directors. As of February 17, 2003, none of these options have vested.

(4)
Represents salary for the last quarter of 2002 following Tesoro's acquisition of IWT.

(5)
Includes an automobile allowance of $4,500 for the last quarter of 2002 and an Executive Life Insurance policy valued at $6,329.25 whose beneficiary is his spouse.

(6)
Includes an automobile allowance of $4,500 for the last quarter of 2002 and an Executive Life Insurance policy valued at $8,402.64, whose beneficiary is his spouse.

(7)
Includes an automobile allowance of $4,500 for the last quarter of 2002 and an Executive Life Insurance policy valued at $7,514.07, whose beneficiary is his spouse.

Adoption of the 2001 Tesoro Stock Incentive Plan.

        On December 27, 2001, our then sole Director recommended approving the 2001 Tesoro Stock Incentive Plan (the "Plan") to our then sole stockholder, who, on December 27, 2001, approved the Plan. Below is a summary of the Plan:

        We believe that the Plan satisfies our objective of enhancing our profitability and value for the benefit of our stockholders by enabling us to offer our eligible employees, consultants and our affiliates stock-based incentives in us. We believe that this will help to create a means to raise the level of stock ownership by these individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our stockholders.

        Under the Plan, we may grant "non-qualified" and incentive stock options to purchase, and restricted stock (collectively, the "Awards"). The aggregate maximum number of shares for which Awards may be issued under the Plan will be 4.0 million shares of common stock. The Plan does provide for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in our capitalization due to a stock split, stock dividend recapitalization, merger or similar event. Other than with regard to incentive stock options, the number of shares that may be delivered under the Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause the Company to withhold from the shares of common stock otherwise deliverable to him or her upon the exercise of an Award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

        The authority to control and manage the operation and administration of the Plan is vested in a committee appointed by the Board of Directors from time to time. The Plan will be administered by the Compensation Committee or subcommittee of the Board of Directors (the "Committee") which consists of two or more Directors, each of whom is intended to be, to the extent required by Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), a "non-employee director" as defined in Rule 16b-3 and, to the extent required by section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), an "outside director" as defined under section 162(m) of the Code. Currently, the Compensation Committee appointed by our Board of Directors serves as the Committee.

        The Committee has discretion

  •
  determine the types, terms and conditions of all Awards, including exercise price or purchase price (if any), performance goals, and other earn-out and/or vesting contingencies and acceleration provisions,

  •
  adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees),

  •
  delegate administrative responsibilities,

  •
  construe and interpret the terms of the Plan and any agreements evidencing Awards granted.

        The Committee, in its sole discretion, may grant stock options and restricted stock to our employees and consultants, our subsidiary corporations or parent corporations. Participants will be selected on the basis of demonstrated ability to contribute substantially to us. Our Board has authority to grant stock options to Non-Employee Directors according to the Plan. All awards are subject to the terms of a written agreement between the participant and us.

        The awards granted under the Plan may be either incentive stock options or non-qualified stock options or restricted stock awards. The maximum number of shares of Common Stock subject to any award of stock options or shares of Restricted Stock is 100,000.

        The vesting schedule for any option granted under the Plan, will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

Incentive Stock Options

        Stock options qualify as "incentive stock options" ("ISOs") if they meet the requirements of Section 422 of the Internal Revenue Code. Incentive stock options ("ISOs") may only be granted to our employees and our affiliates and any person holding our capital stock or any affiliate possessing more than 10% of the total combined voting power of all classes of our capital stock or any affiliate will not be eligible to receive ISOs unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted. Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative.

Non-Qualified Stock Options

        Non-qualified stock options may be granted to employees or to Directors who are neither officers nor employees of us, to consultants and to other persons who provide services to our affiliates and us. Stock options are non-qualified stock options if they do not meet the requirements for ISOs.

Restricted Stock

        The Committee may grant shares of restricted stock, which is an award of shares of common stock that is subject to the attainment of pre-established performance goals and other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are our employees or consultants, or any of its subsidiaries or parent corporations. Unless otherwise determined by the Committee at the time of the grant, each award of restricted Stock will provide that if the participant engages in detrimental activities (as defined in the Plan) prior to, or during the one year period after, any vesting of restricted Stock, the Committee may direct (at any times within two years thereafter) that all unvested Restricted Stock be immediately forfeited to us and that the participant will pay us an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above. (This does not apply upon a Change of Control). The Committee will fix the purchase price of the Restricted Stock.

        Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and paying whatever price (if any) the Committee designates. Additionally, recipients of restricted stock are required to enter into a restricted stock agreement, which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an Award of restricted stock shall not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such Award.

        Awards of restricted stock may be intended to satisfy Section 162(m) of the Code. Under the Plan, an Award of restricted stock may be conditioned upon or subject to the attainment of performance goals. These performance goals will be based on one or more of the objective criteria with regard to us (or any subsidiary corporation, parent corporation, division, or other operational unit of ours) as described in the Plan.

        All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will non-qualified or incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of ours, our corporations or our parent corporations).

        The exercise price per share of Common Stock subject to an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of the shares of Common Stock at the time of grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, the exercise price shall be no less than 110% of the fair market value of the Common Stock. The Committee will determine the exercise price per share of Common Stock subject to a non-qualified stock option.

        To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of ours or any of our subsidiaries or parent corporations exceeds $100,000, such options shall be treated as non-qualified stock options. In addition, if an employee does not remain employed by us or any of our subsidiary or parent corporations at all times from the time an ISO is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option shall be treated as a non-qualified stock option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of our stockholders.

        Payment of the purchase price is by (i) cash, (ii) check, or (iii) such other consideration as the Plan Administrators, in their sole discretion, determine and is consistent with the Plan's purpose and applicable law, or (iv) any combination of the foregoing.

        Upon the award of Restricted Stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

        Optionees do not have stockholder rights (e.g., right to vote and receive dividends) until they exercise their option and receive shares of Common Stock.

        Each stock option expires and is no longer exercisable on the dates that the Plan administrators determine when the options are granted. Stock options can also be terminated under certain circumstances following a "Change of Control".

        According to our Plan, a "Change of Control" occurs if

  •
  We are dissolved or liquidated,

  •
  We are reorganized, merged or consolidated with one or more corporations where we are not the surviving entity, or

  •
  We transfer substantially all of our property or more than 80% of our then outstanding shares to another corporation not controlled by our stockholders.

        Upon a Change of Control, the Plan and any outstanding options will terminate unless we provide for the Plan to be assumed and continued with our options either assumed or replaced with substitute options covering the shares of a successor corporation. If no provision is made for Plan continuation, we will give all option holders advance written notice of the Change of Control, all options will become fully exercisable and the option holders will then have 30 days to exercise their options.

        If our corporate structure changes or if our shares change (i.e. if we recapitalize, our stock splits, we consolidate, we undertake a rights offering, or we issue a stock dividend), the Plan administrators will make appropriate adjustments to the number or class of shares which may be distributed under the Plan and the option price or other price of shares subject to the outstanding awards under the Plan in order to maintain the purpose of the original grant.

        The following discussion of the federal income tax consequences of the granting and exercise of stock options under the Restated Plan, and the sale of common stock acquired as a result thereof is based on an analysis of the Code, existing laws, judicial decisions, and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, a participant may also be subject to state, local, estate and gift tax consequences, none of which is described below. This discussion is limited to the U.S. federal income tax consequences to individuals, who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.

        Neither the grant nor, provided the holding periods described below are satisfied, the exercise of an incentive stock option will result in taxable income, to a participant or a tax deduction for us. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired upon exercise of an incentive stock option (determined at the time the option is exercised) and the exercise price for such shares will be considered part of the participant's income.

        If the applicable holding periods described below are satisfied, the sale of shares of common stock purchased upon the exercise of an incentive stock option will result in capital gain or loss to the participant and will not result in a tax deduction to us. To receive the foregoing incentive stock option tax treatment as to the shares acquired upon exercise of an incentive stock option, a participant must hold such shares for at least two years following the date the incentive stock option is granted and for one year following the date of the exercise of the incentive stock option. In addition, a participant generally must be an employee of ours (or a subsidiary corporation or parent corporation of ours) at all times between the date of grant and the date three months before exercise of the option.

        If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of

  •
  The fair market value of the shares on the date of exercise minus the exercise price, or

  •
  The amount realized on the disposition minus the exercise price,

        Will be treated as ordinary compensation income in the taxable year of the disposition of the shares, with any remaining gain being treated as capital gain. If the holding periods are not satisfied, we will generally be entitled to a tax deduction equal to the amount of such ordinary income included in the participant's taxable income, subject to Section 162(m) of the Code.

Non-Qualified Stock Options.

        A participant will recognize no taxable income at the time a non-qualified stock option is granted to him or her.

        A participant will recognize ordinary compensation income at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares purchased by the optionee over the exercise price for such shares. Other than with regard to Non-Employee Directors, this ordinary compensation income will also constitute wages subject to income tax withholding under the Code and we will require the participant to make suitable arrangements to ensure that the participant remits to us an amount sufficient to satisfy all tax withholding requirements.

        We will generally be entitled to a deduction for federal income tax purposes at such time and in the same amount as the amount includable in the participant's ordinary income in connection with his or her exercise of a non-qualified stock option, subject to Section 162(m) described herein.

        Upon a participant's subsequent sale or other disposition of shares purchased on exercise of a non-qualified stock option, the participant will recognize capital gain or loss (which may be short-term or long-term depending upon the participant's holding period) on the difference between the amount realized on such sale or other disposition and the participant's tax basis in the shares sold. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price for such shares and the amount includable in the participant's income with respect to such exercise and acquisition of the shares.

All Stock Options.

        The following considerations may also apply to grants of non-qualified stock options and/or incentive stock options:

  •
  Any of our officers and directors subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options,

  •
  Any entitlement to a tax deduction on the part of us is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and

  •
  In the event that the exercisability or vesting of any stock option is accelerated because of a change in control, payments relating to the stock option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

        In general, Section 162(m) of the tax code does not allow a publicly held corporation like us, for federal income tax purposes, to deduct compensation in excess of $1.0 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to specific exceptions. Our Plan does not currently qualify for the exceptions and is therefore subject to the limitations of Section 162(m).

        Options may not be sold, assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution. The optionee may only exercise an option during his or her lifetime or his or her estate, for a period of time after the optionee's death.

        Generally, our Board of Directors or the Committee have the power to amend, terminate or suspend all or any portion of the Plan without stockholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the Plan without the recipient's consent. Additionally, the Board of Directors may not, without further approval of our stockholders, according to California Law, solely to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) or 422 of the Code, or the rules of any applicable exchange:

  •
  Increase the aggregate number of shares of Common Stock that may be issued under this Plan,

  •
  Increase the maximum individual Participant limitations for a fiscal year,

  •
  Changes the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan,

  •
  Decrease the minimum option price of any Stock Option,

  •
  Extend the maximum Stock Option period,

  •
  Materially alter the Performance Criteria for the Award of Restricted Stock, or

  •
  Make any other amendment that would require stockholder approval under the rules of any exchange or system on which our securities are listed or traded.

        Unless terminated by the Board of Directors earlier, the Plan shall terminate on the earlier of December 31, 2012 or ten years after the date the Plan is effective. Through December 31, 2002, 440,000 options were granted and 124,500 restricted shares were issued under the Plan.

Stock Option Grants in Last Fiscal Year

        During the fiscal year ended December 31, 2002, 440,000 options were granted to the Company's Executive Officers and Directors.

        We granted each Henry J. Boucher, Jr., Paul F. Boucher, Forrest Jordan and Grey Perna 100,000 options on November 23, 2002. These options are for ten years and their exercise price is $3.00 per share. The options vest as follows: (a) 33% at such time as our Common Stock commences trading on the Over-The-Counter (OTC) Bulletin Board (or equivalent), (b) 33% at such time as Tesoro attains no less than a $50.0 million market cap for ten consecutive trading days, and (c) 34% when Tesoro achieves its 2003 revenue and profit targets, as approved by Tesoro's Board of Directors. As of February 17, 2003, none of these options have vested.

        We granted each James R. Edwards, James Lafond, Carl G. Anderson, Jr. and Allen G. Rosenberg 10,000 options to acquire shares of Common Stock at $3.00 per share through November 22, 2012, 50% of which vested immediately and 50% of which vest on November 23, 2003.

Option Exercises and Year End Values

        No options were exercised in the fiscal year ended December 31, 2002 by the persons named in the "Summary Compensation Table" above.

Compensation of Directors

        Under the Plan, the Board of Directors has the authority to grant to Non-Employee Directors, subject to the terms of the Plan, options to purchase (i) options to purchase up to a maximum of 150,000 shares of Common Stock as of the date the non-employee Director begins service as a non-employee Director and (ii) in addition to the options granted pursuant to (i), options to purchase up to a maximum of 75,000 shares of Common Stock in any calendar year, provided the non-employee Director has not ceased to be a Director or if he ceased to be a Director he has not become an employee or consultant of Tesoro or its affiliates. The exercise price per share of Common Stock shall be determined by the Board of Directors but shall not be less than 100% of the fair market value of the share of Common Stock at the time of grant. The term of each option granted to a Director pursuant to the Plan shall be 10 years and such options shall be 50% vested and exercisable on the date such option is granted and 50% vested and exercisable on the first anniversary of the date of grant. To date, the Board of Directors has not granted any options to its Directors.

        On November 22, 2002, the Board of Directors approved the compensation of the outside Directors (which excludes Henry J. Boucher, Jr., Paul F. Boucher, Forrest Jordan and Grey Perna, who are Executive Officers of Tesoro and/or IWT) as follows:

  •
  Issuance of 10,000 shares upon acceptance of appointment to the board;

  •
  A stipend of $500 per Director per meeting attended;

  •
  A stipend of $500 per Director per committee meeting attended (with the exception of the Chair of the Audit Committee, who will receive a stipend of $1,000 per meeting);

  •
  Reimbursement of out of pocket expenses incurred by each Director in order to attend a meeting (spouse costs included for annual shareholder/ board meeting only);

  •
  10,000 options to acquire shares of Common Stock at fair market value per each full calendar year of service; and

  •
  offer to participate in the private placement of the Company.

Employment and Consulting Agreements

        Henry J. Boucher, Jr.    On December 29, 2001, the Company entered into an employment agreement with Mr. Boucher to serve as its President. In consideration for his services, and under the terms of his employment agreement, Mr. Boucher receives a monthly salary of $10,000. Mr. Boucher had signed a Salary Deferral Agreement with Tesoro, which was terminated by Tesoro's Board, with Mr. Boucher abstaining. All his deferred salary was paid to Mr. Boucher in December 2002. Mr. Boucher also receives a monthly car allowance of $1,500. Mr. Boucher's employment may be terminated for cause at any time and within 30 days without cause. He is subject to non-disclosure and non-compete provisions.

        Forrest Jordan.    Effective October 2, 2002, the Company entered into an employment agreement with Mr. Jordan for one year, which agreement is renewed automatically unless terminated by the Company upon not less than ninety days prior to the expiration of the term. In consideration for his services, Mr. Jordan receives a salary of $63,250.00 per quarter. Mr. Jordan also receives a monthly car allowance of $1,500. Mr. Jordan also receives a life insurance policy whose beneficiary is his family and such other compensation as determined by the Company's Compensation Committee. He is subject to non-disclosure and non-compete provisions.

        Paul F. Boucher.    Mr. Boucher's employment agreement is substantially the same as that of Mr. Forrest Jordan's.

        Grey Perna.    Mr. Perna's employment agreement is substantially the same as that of Mr. Forrest Jordan's.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Each of the three principal shareholders of the Company, Forrest Jordan, Grey Perna and Paul F. Boucher as payees, hold promissory notes from IWT in the principal amounts of $88,711.93, $120,000 and $240,000, respectively. The notes bear interest at 10% per year and are due on or before December 31, 2025.

  What is Our Board of Directors' Recommendation?

        OUR BOARD OF DIRECTORS HAS NOMINATED THE SLATE OF DIRECTORS TO TESORO'S BOARD AND HAS RECOMMENDED A VOTE "FOR" ELECTING NINE DIRECTORS TO SERVE UNTIL TESORO'S NEXT ANNUAL MEETING OF ITS SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

PROPOSAL NO. 2
TO RATIFY OUR APPOINTMENT OF SEWELL AND COMPANY AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Proposal

        Our Audit Committee and Board of Directors have both selected Sewell and Company to serve as our independent Certified Public Accountants for the fiscal years ending December 31, 2003 and for Tesoro's past financial filings and recommends that our Shareholders vote to ratify their appointment. Once Sewell and Company's appointment is ratified, we expect that Sewell and Company will also audit the books and accounts of our subsidiaries.

Audit Fees

        The aggregate fees for professional services rendered by Sewell and Company for the audit of the financial statements of the Company for the fiscal years ended December 31, 2000 and 2001, and the review of the financial statements included in our Forms 10-QSB were $47,000 and tax preparation was $3,750, for a total of $50,750.

        The aggregate fees for professional services rendered by Sewell and Company for the audit of the financial statements of International Wholesale Tile, Inc., the Company's wholly-owned subsidiary for the fiscal years ended December 31, 2000 and 2001, its quarter reviews from June 2000 through June 2002, and preparing the proforma financial statements were $26,500.

Audit Committee Review and Approval.

        Our Audit Committee has considered whether the provision of the above described services is compatible with maintaining Sewell and Company's independence and believes the provision of such services is not incompatible with maintaining such independence. The Audit Committee has approved appointing Sewell and Company as our independent auditors for fiscal year 2003.

Financial Information Systems Design and Implementation Fees

        The Company did not engage Sewell and Company to provide advice to the Company regarding financial information systems design and implementation.

Background of Past Auditors

        On September 13, 2002, Tesoro notified the accounting firm of Magee, Rausch & Shelton, LLP of Tulsa, OK ("MRS") that MRS had been replaced as Tesoro's principal accountant. MRS had prepared Tesoro's audited financial statements for the period ended July 15, 2000. It has not prepared any financial statements subsequent to the July 15, 2000, reports.

        On August 23, 2002, Tesoro engaged the accountant firm of Sewell and Company of Hollywood, Florida, as its principal accountant for the fiscal year ended December 31, 2002 and for its past financial filings. The decision to change accountants was recommended by Tesoro's Board of Directors and was based on its belief that Tesoro's operations would be more accessible and economically undertaken by a Florida SEC qualified accounting firm since its wholly-owned subsidiary, International Wholesale Tile, Inc. is a Florida corporation located in Palm City, Florida.

        MRS did not prepare the audit financial statements for the last two fiscal years. However, for the previously prepared audited report prepared by MRS, the MRS report on Tesoro's financial statements and audits contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty audit scope or accounting principle. For those reports and documents prepared by MRS, there have been no disagreements with MRS on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

Approval of Proposal

        Our Board of Directors approves appointing our auditors annually and subsequently submits ratifying the selection of Sewell and Company as our independent Certified Public Accountants for the fiscal year ending December 31, 2002 and for its past financial filings.

THE AUDIT COMMITTEE AND OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION OF SEWELL AND COMPANY AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

MARKET FOR OUR COMMON STOCK

        A market maker has filed a Form 211 for Tesoro's Common Stock to be listed on the Over the Counter Bulletin Board with the National Association of Securities Dealers ("NASD"). We make no assurances, however, that the NASD will approve the application or if approved, that our Common Stock will trade at a price indicative of what we believe its value to be. As of February 22, 2003, our Common Stock is not listed on the Bulletin Board. Additionally, as of February 17, 2003, there were 141 holders of record of Tesoro's Common Stock.

DIVIDEND POLICY

        We have not declared or paid cash dividends or made distributions in the past and we do not anticipate that we will pay cash dividends or make distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, to finance our operations.

MISCELLANEOUS

        Tesoro requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Stock and Tesoro will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Exchange Agent by writing to it at the following address: Florida Atlantic Stock Transfer Corp., 7310 Nob Hill Road, Tamarac, Florida 33321.

OTHER INFORMATION

        We have incorporated by reference a copy of our Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2001, filed October 18, 2002 and included copies of our Audit Committee Charter, as amended by the Board of Directors on January 23, 2003, and included copies of our Nominating and Governance Committee and Compensation Committee Charters (adopted by our Board of Directors on January 23, 2003) with this Information Statement to all Shareholders of record on the Record Date. A copy of our Annual Report on Form 10-KSB is being mailed concurrently with this Information. You may also obtain a copy of our Annual Report and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

By Order Of the Board of Directors

HENRY J. BOUCHER, JR. President

Westport, Connecticut
March 6, 2003

APPENDIX "A"
AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function(1) and independent auditors.

(1)
To the extent there is an internal audit controls in place, all references to the Company's "internal audit" functions will be applicable. If not, any provisions referencing the Company's "internal audit" will not apply.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. Each member of the Audit Committee shall meet the independence and experience requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including, without limitation, Section 10A (M) of the Exchange Act and all rules and regulations promulgated by the SEC. Each member of the Audit Committee shall be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment, and at least one number of the Committee shall be a "financial expert" (as defined by the SEC).

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee or by the Board, to the extent that there is a meeting of the entire Board of Directors prior to a meeting of the Nominating and Governance Committee. Audit Committee members may be replaced by either the Board or the Nominating & Governance Committee. The Board will designate the Chairperson.

Committee Rules of Procedure

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. Special meetings may be convened, as the Audit Committee deems necessary or appropriate.

        A majority of the members of the Audit Committee shall constitute a quorum to transact business. Members of the Audit Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairman of the Audit Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

        The affirmative vote of a majority of the members of the Audit Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law or regulation, any action required or permitted to be taken at a meeting of the Audit Committee may be taken without a meeting if consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Committee.

Committee Authority and Responsibilities

        The Audit Committee shall be directly responsible for the appointment, compensation, oversight, termination and replacement of the Company's independent auditor (subject, if applicable, to shareholder ratification), and shall have the sole authority to approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee may consult with management, but except as expressly provided herein, shall not delegate these responsibilities.

        The Audit Committee shall approve all audit and non-audit engagements of the Company's independent auditors in advance. The Audit Committee shall not approve any engagements of the Company's outside auditors with respect to those services set forth in Section 10A(g)(1) through (9) of the Exchange Act. In the event the Audit Committee approves any non-audit services by the Company's independent auditors, such approval shall be disclosed in periodic reports required by Section 13(a) of the Exchange Act. The pre-approval requirement is not applicable with respect to the provision of non-audit services by the Company's outside auditors where (i) such services were not recognized by the Company at the time of the engagement to be non-audit services, (ii) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount paid by the Company to the Company's independent auditors during the fiscal year in which the non-audit services are provided and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its responsibilities, to retain at the expense of the Company special legal, accounting or other consultants to advise the Committee. The Audit Committee shall have the sole authority to approve all fees and terms of engagement of such advisors.

        The Audit Committee shall meet with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditor in separate executive sessions as often as the Committee determines. The Audit Committee may also, to the extent the Committee deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

        The Audit Committee shall make regular reports to the Board and shall review with the Board any issues that arise with respect to (i) the quality or integrity of the Company's financial statements, (ii) the Company's compliance with legal or regulatory requirements that may have a material impact on the Company's financial statements, (iii) the performance and independence of the Company's independent auditors or (iv) the performance of the internal audit function. In addition, the Audit Committee annually shall review its own performance.

        The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed change to the Board for its approval. This Charter is in all respects subject and subordinate to the Company's certificate of incorporation and by-laws and the applicable provisions of Chapter 78 of the Nevada Revised Statutes, as amended from time to time.

        In addition to the foregoing, the Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

        ARTICLE I.Review and discuss with management and the independent auditor the Company's annual audited financial statements, including the disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operation," prior to the filing of its Form 10-K, and report to the Board the results of the Committee's review.

        ARTICLE II.Review and discuss with management and the independent auditor the Company's quarterly financial statements.

        ARTICLE III.Discuss with management and the independent auditor, and resolve any disagreements between management and the independent auditor with respect to, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

        ARTICLE IV.Review and discuss with management and the independent auditor any report of the independent auditor regarding (a) all critical accounting policies and practices to be used by the independent auditor, (b) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, or (c) any other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

        ARTICLE V.Review and discuss with management and the independent auditor (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection of application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effect of alternative generally accepted accounting principles ("GAAP") methods on the financial statements, (c) the types of information to be disclosed and the types of presentation to be made relating to earning press releases as well as other financial information and earnings guidance provided to analysts and rating agencies, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

        ARTICLE VI.Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken.

        ARTICLE VII.Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

        7.1  the adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggest by the independent auditor, internal auditors or management;

        7.2  the management letter provided by the independent auditor and the Company's response to that letter; and

        7.3  any audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or on access to requested information.

Oversight of the Company's Relationship with the Independent Auditor

        ARTICLE VIII.Review and evaluate the experience and qualifications of the lead partner of the independent auditor team.

        ARTICLE IX.Obtain and review a report from the independent auditor at least annually regarding (a) the firm's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, (c) (to assess the auditor's independence) all relationships between the independent auditor and its related entities and the Company and its related entities, and (c) any steps taken to deal with any such issues. The report shall in all respects satisfy the requirements of Independence Standards Board Standard No. 1.](2) Discuss the report with the independent auditor, and evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

(2)
ISB Standard No. 1 requires disclosure of relationships "that in the auditor's professional judgment may reasonably be thought to bear on independence." In addition to this disclosure, the auditor must state in a letter that in its professional judgment, it is independent of the company within the meaning of the Securities Act of 1933 and the Exchange Act.

        ARTICLE X.Consider when, in order to comply with Section 10A(j) of the Exchange Act and to assure continuing auditor independence, to rotate the lead audit partner, the audit partner responsible for reviewing the audit or the independent auditing firm itself.

        ARTICLE XI.Establish policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account. Review the experience and qualifications of the senior management of the Company to ensure that none of them has a relationship with the independent auditor that would compromise the auditor's independence or otherwise cause the Company or the independent auditor to be in violation of Section 10A(l) of the Exchange Act or any other legal or regulatory requirement.

        ARTICLE XII.Obtain assurance from the independent auditor that each audit of the Company's financial statements has complied with the requirements of Section 10A of the Exchange Act.

        ARTICLE XIII.Discuss with the national office of the independent auditor, if applicable, issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

        ARTICLE XIV.Speak with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

        ARTICLE XV.Review the appointment and replacement of the senior internal auditing executive.

        ARTICLE XVI.Review the significant reports to management prepared by the internal auditing department and management's responses, to the extent that there is an internal auditing department.

        ARTICLE XVII.Discuss with the independent auditor the Company's internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit, to the extent applicable.

        ARTICLE XVIII.Establish and review periodically procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        ARTICLE XIX.Review the annual internal control report prepared or issued by the independent auditor, and recommend to the Board whether the internal control report should be included in the Company's Form 10-K.]

        In addition to the activities described above, the Audit Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company's certificate or incorporation and by-laws, and the resolutions and other directives of the Board.

Limitation of Audit Committee Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate, fairly present the information shown or are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with any law or regulation.

        Approved by the Company's Board of Directors on January 23, 2003.

APPENDIX "B"
COMPENSATION COMMITTEE CHARTER

Purpose

        The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to (1) compensation of the Company's executives, (2) equity-based compensation plans, including, without limitation, stock option and restricted stock plans, in which officers or employees may participate and (3) arrangements with executive officers relating to their employment relationships with the Company, including, without limitation, employment agreements, severance agreements, supplemental pension or savings arrangements, change in control agreements and restrictive covenants. The Compensation Committee has overall responsibility for approving and evaluating executive officer compensation plans, policies and programs of the Company, as well as all equity-based compensation plans and policies.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement and assisting in the preparation of certain information to be included in other periodic reports filed with the Securities and Exchange Commission (the "SEC").

Committee Membership

        The Compensation Committee shall consist of no fewer than two members. Each member of the Compensation Committee shall satisfy the independence requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and all rules promulgated by the SEC, and meet the definitions of "non-employee director" for purposes of SEC Rule 16b-3 and "outside director" for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)").

        The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Compensation Committee members may be replaced by the Board. The Chairperson will be designated by the Board.

Committee Rules of Procedure

        The Compensation Committee shall meet at least twice annually, or more frequently as circumstances dictate. Special meetings may be convened as the Compensation Committee deems necessary or appropriate.

        A majority of the members of the Compensation Committee shall constitute a quorum to transact business. Members of the Compensation Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairman of the Compensation Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

        The affirmative vote of a majority of the members of the Compensation Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law or regulation, any action required or permitted to be taken at a meeting of the Compensation Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Compensation Committee.

Committee Authority and Responsibilities

Executive Compensation

        ARTICLE I.The Compensation Committee annually shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives and recommend to the Board the CEO's compensation level based on this evaluation. In determining the long-term incentive component of the CEO's compensation, the Compensation Committee may consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the CEO in past years and other factors that the Committee deems appropriate in connection with its review.

        ARTICLE II.The Compensation Committee annually shall review and approve, for the CEO and all other executive officers of the Company, (a) their annual base salary level, (b) their annual incentive opportunity level, (c) their long-term incentive opportunity level and (d) any special or supplemental benefits. The Compensation Committee also shall review and approve, for the CEO and all other executive officers of the Company, all employment agreements, severance arrangements and change in control agreements/provisions.

        ARTICLE III.The Compensation Committee shall not approve any direct or indirect loan, guarantee or other extension of credit to the CEO or any other director or officer of the Company, except as permitted under Section 13(k) of the Exchange Act.

Non-Employee Director Compensation

        ARTICLE IV.The Compensation Committee shall make recommendations to the Board with respect to the compensation of non-employee directors, including their participation in incentive-compensation plans and equity-based compensation plans.

        ARTICLE V.The Compensation Committee shall have the same authority with regard to all aspects of non-employee director compensation as it has been granted with regard to executive compensation, except that any ultimate decision regarding the compensation of any non-employee director shall be subject to the approval of the Board.

Equity-Based Compensation Plans

        ARTICLE VI.The Compensation Committee shall make recommendations to the Board and to the Company's stockholders (to the extent stockholder approval is required by any applicable law or regulation for their approval all stock ownership, stock option and other incentive-compensation and equity-based compensation plans of the Company. In addition, the Compensation Committee shall recommend to Board and to the Company's stockholders (to the extent stockholder approval is required by any applicable law or regulation) for their approval all equity-based compensation plans with respect to non-employee directors, and all related policies and programs. The Compensation Committee shall review and approve all stock ownership, stock option and other incentive-compensation and equity-based compensation plans of the Company that are not subject to approval by the Company's stockholders.

Other Responsibilities

        ARTICLE VII.With respect to plans intended to comply with Section 162(m), the Compensation Committee shall have the authority to take all actions necessary or appropriate to comply with Section 162(m), including, without limitation, establishing performance goals in writing within the time prescribed by Section 162(m) and certifying the attainment of such goals in a manner consistent with Section 162(m).

        ARTICLE VIII.The Compensation Committee shall report regularly to the Board, but not less frequently than annually.

        ARTICLE IX.The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. This Charter is in all respects subject and subordinate to the Company's articles of incorporation and by-laws and the applicable provisions of Chapter 78 of the Nevada Revised Statutes, as amended from time to time.

        ARTICLE X.The Compensation Committee annually shall review its own performance.

        In addition to the activities described above, the Compensation Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company's certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

        Subject to the Company's certificate of incorporation and by-laws and all applicable laws and regulations, the authority vested in the Compensation Committee shall be construed in the broadest possible manner.

        Approved by the Company's Board of Directors on January 23, 2003.

APPENDIX "C"
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

        The Nominating & Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend for selection by the Board and approve the director nominees to stand for election for the next annual meeting of the Company's shareholders; (2) to oversee the evaluation of the Board and management; and (3) to develop and recommend to the Board a set of Corporate Governance Guidelines and Code of Business Conduct and Ethics applicable to the Company. In addition, the Compensation Committee shall oversee, review and approve all of the Company's ERISA and other employee benefit plans.

Committee Membership

        The Nominating & Governance Committee shall consist of no fewer than two members. Each member of the Nominating & Governance Committee shall meet the independence requirements of the exchange on which the Company's stock is trading or if not trading, as required by NASDAQ.

        The members of the Nominating & Governance Committee shall be appointed and replaced by the Board. The Board shall designate one member of the Nominating & Governance Committee to serve as the Committee's Chairperson.

Committee Rules of Procedure

        The Nominating & Governance Committee shall meet at least twice annually, or more frequently as circumstances dictate. Special meetings may be convened as the Nominating & Governance Committee deems necessary or appropriate.

        A majority of the members of the Nominating & Governance Committee shall constitute a quorum to transact business. Members of the Nominating & Governance Committee may participate in a meeting of the Committee by means of telephone conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Chairperson of the Nominating & Governance Committee, notice shall be delivered to all Committee members at least 48 hours in advance of the scheduled meeting. Minutes of each meeting will be kept and distributed to the entire Board.

        The affirmative vote of a majority of the members of the Nominating & Governance Committee present at the time of such vote will be required to approve any action of the Committee. Subject to the requirements of any applicable law or regulation, any action required or permitted to be taken at a meeting of the Nominating & Governance Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force as a unanimous vote of the Nominating & Governance Committee.

Committee Authority and Responsibilities

Selection of Directors and Committee Members

        ARTICLE I. The Nominating & Governance Committee shall recommend to the Board for its approval criteria for the selection of new directors and the evaluation and renomination of existing directors. The Nominating & Governance Committee shall comply with such criteria in exercising its responsibilities under this Charter.

        ARTICLE II.The Nominating & Governance Committee shall identify individuals qualified to become Board members and shall consider candidates to fill positions on the Board, including candidates recommended by the Company's shareholders.

        ARTICLE III.The Nominating & Governance Committee shall recommend to the Board for its selection candidates to fill positions on the Board, which candidates the Nominating & Governance Committee shall approve.

        ARTICLE IV.The Nominating & Governance Committee shall recommend to the Board for its selection] candidates to fill positions on each committee of the Board.

        ARTICLE V.The Nominating & Governance Committee shall review the independence and other qualifications of Board members, consider questions of possible conflicts of interest between Board members or management and the Company and its subsidiaries, and monitor all other activities of Board members or management that could interfere with such individuals' duties to the Company.

        ARTICLE VI.Notwithstanding anything to the contrary in this Charter, if the Company is required by contract or otherwise to provide third parties with the ability to nominate one or more directors, the selection and nomination of such directors shall not be subject to review or approval by the Nominating & Governance Committee.

Evaluation of the Board and Management and the Company's Corporate Governance Structure

        ARTICLE VII.The Nominating & Governance Committee shall oversee the evaluation of the performance of the Board and management. The Nominating & Governance Committee shall receive comments from all directors and report annually to the Board with an evaluation of the Board's performance. The Nominating & Governance Committee shall discuss the evaluation with the full Board following the end of each fiscal year.

        ARTICLE VIII.The Nominating & Governance Committee shall develop and recommend to the Board for its approval a set of Corporate Governance Guidelines applicable to the Company. The Nominating & Governance Committee annually shall review and reassess the adequacy of the Corporate Governance Guidelines and recommend any proposed changes to Corporate Governance Guidelines to the Board for its approval.

Other Responsibilities

        ARTICLE IX.The Nominating & Governance Committee shall report regularly to the Board, not less frequently than annually.

        ARTICLE X.This Charter is in all respects subject and subordinate to the Company's articles of incorporation and by-laws and the applicable provisions of Chapter 78 of the Nevada Revised Statutes, as amended from time to time.

        ARTICLE XI.The Nominating & Governance Committee annually shall review its own performance.

        In addition to the activities described above, the Nominating & Governance Committee will perform such other functions as necessary or appropriate in its opinion under applicable law, the Company's certificate of incorporation and by-laws, and the resolutions and other directives of the Board.

        Subject to the Company's certificate of incorporation and by-laws and all applicable laws and regulations, the authority vested in the Nominating & Governance Committee shall be construed in the broadest possible manner.

        Approved by the Company's Board of Directors on January 23, 2003.

APPENDIX "D"
PRINCIPLES OF CORPORATE GOVERNANCE

An Ethical Board, CEO and Management.

        It is the responsibility of Tesoro's board to direct the company, and the responsibility of Tesoro's management to operate the company, in an effective and ethical manner to produce value for shareholders.

Director Qualification Standards.

        A majority of directors should be independent of management, as determined by the board, under the criteria of the National Association of Securities Dealers Automated Quotation System (NASDAQ). The board should monitor the mix of skills and experience of its directors in order to assure that the board has the necessary tools to perform its oversight function effectively. Directors must be men and women of integrity, experience and wisdom. The board will continue its successful efforts to gain and maintain diversity among its directors.

Director Orientation and Continuing Education.

        Tesoro management should provide new directors with materials, briefings and additional educational opportunities to permit them to become familiar with the company and to enable them to better perform their duties.

The Board's Responsibilities.

        The board's primary duties are to select and oversee a well-qualified chief executive officer who, with senior management, runs the company on a daily basis, and to monitor management's performance, on behalf of shareholders. Effective corporate directors are diligent monitors, but not managers, of business operations. Directors also should be effective counselors to management. The board should be knowledgeable concerning trends in the company's business and is responsible for understanding and approving the company's principal activities and for monitoring the effectiveness of their implementation.

Director Compensation.

        Tesoro's directors should be motivated through appropriate and competitive incentives to focus on continuing to achieve value for the company's shareholders. Director compensation should be geared toward retaining a clearly superior board. Including equity as part of directors' compensation helps align the interests of directors with those of Tesoro's other shareholders, and a meaningful portion of a director's compensation should be in the form of long-term equity.

Time Requirements.

        Serving on Tesoro's board may require significant time and attention. Directors must spend the time needed and meet as often as necessary to properly discharge their responsibilities.

Board Meetings.

        The chairman of the board establishes the agenda but should be responsive to directors' requests to add items or to improve the agenda. The agenda and meeting schedule must permit adequate time for discussion among board members and management. The board must have appropriate information to do its job, since the quality of information received by the board directly affects its ability to perform its oversight function effectively. The independent directors should, as they deem appropriate, meet in regularly scheduled executive sessions.

Access to Management and Independent Advisors.

        The board may have access to any member of management to discuss any subject any time it wishes. Absent highly unusual circumstances, the CEO should be made aware of such discussions. The board is entitled to rely on advice from outside advisors, although the board should assess the qualifications of those upon whom it relies and the processes they use to reach their decisions and recommendations, and should hold advisors accountable.

Annual Performance Evaluations.

        The board should conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively.

Committee Responsibilities and Charters.

        The company shall have an Audit Committee, a Compensation Committee and, if necessary, a Nominating Committee, each of which shall be comprised entirely of "independent directors." Each committee shall have a written charter; the Board has approved and endorsed the current charters of each committee. Committees should keep the full board informed of their activities.

Management Succession.

        Succession planning should include policies and principles for CEO selection and performance review. The board or a committee should identify the qualities necessary for an effective CEO and for members of senior management and should periodically monitor and review the development and progression of potential internal candidates against these standards. The board should consider policies for succession and transitional leadership in the event of an emergency or the retirement, incapacity or death of the CEO.

Management Responsibility.

        Tesoro's senior management, led by the CEO, is responsible for the day-to-day operations of the company, for properly informing the board of the status of such operations, and for identifying and managing the risks that Tesoro undertakes in the course of carrying out its business. The company's CEO and senior management generally should take the lead in planning for strategy and principal actions. They should identify and develop appropriate plans for the company, present those plans to the board, and implement the plans once board review is completed.

Employees, Diversity, Compensation and Benefits.

        Employee involvement is critical to achieving the company's goals. Success comes from relying upon the collective knowledge and skills of people at all levels of responsibility and from offering a diverse environment where opportunity is based on merit. The company will continue its successful efforts to gain and maintain diversity among its employees and management and to provide them with compensation and benefits that are appropriate given the nature of Tesoro's business and the individual's responsibilities and geographic location.

Financial Controls and Reporting.

        It is senior management's responsibility to put in place and supervise the operation of systems that fairly present the financial condition and results of operations of the company, and to make the timely disclosures investors need to permit them to assess the financial and business soundness and risks of the company. The board and its audit committee should continue to take reasonable steps to be comfortable that the company's financial statements and other disclosures accurately present to shareholders the company's financial condition and results of operations. It is the responsibility of Tesoro's board, through its audit committee and subject to approval by shareholders at the annual meeting, to engage an independent accounting firm that will audit the financial statements prepared by management and issue an opinion on those statements based on generally accepted accounting principles. It is the responsibility of the independent accounting firm to ensure that it is in fact independent, is without conflicts of interest, employs highly competent staff, and carries out its work in accordance with generally accepted auditing standards. It is also the responsibility of the independent accounting firm to inform the company's board, through the audit committee, of any concerns the auditor may have about the appropriateness or quality of significant accounting treatments or business transactions that affect the fair presentation of Tesoro's financial condition and results of operations, or weaknesses in internal control systems.

Good Citizenship.

        Tesoro will continue to be a good citizen of the local, national, and international communities in which it does business. Tesoro's management will continue to take reasonable steps to develop, implement, and maintain effective legal compliance programs, and the Board should periodically review such efforts to gain reasonable assurance that they are effective.

        Approved by the Company's Board of Directors on November 22, 2002.